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                                                       EXHIBIT 10.13


                             [KINGWORLD LETTERHEAD]


                                      As of October 15, 1989


Harpo, Inc.
110 N. Carpenter
Chicago, Illinois  60607

Gentlemen:

This letter, when accepted by you, shall constitute an amendment to the agreement, dated as of January 20, 1987, as amended on July 29, 1988, between you and us (the "Agreement"). Unless otherwise expressly defined in this letter, each capitalized term herein shall have the meaning ascribed to such term in the Agreement.

        1. Paragraph 13 of the Agreement is amended by adding the following provisions thereto as subparagraph (d) thereof:

                "(d)  Notwithstanding any other provisions of paragraph 13 of
        this Agreement,      ********************       to which Harpo is
        entitled with respect to the Episodes of the Series produced during the Fourth Period ("Fourth Period Episodes") shall be payable to Harpo as follows:

                        (i) ********************
        ************************

                        (ii) *******************
        ************************

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        (iii) ********************
********************

        (iv) (A) The payments contemplated by this subparagraph (d) shall be in lieu of the payments **** that would otherwise have been required to be made by KW with respect to all periods through and including the period ending August 31, 1990, attributable to the Fourth Period Episodes. Any amount of ***************** attributable to Fourth Period Episodes to which Harpo remains entitled in excess of the payments referred to in clauses (d)(i), (ii) and
(iii) above shall be payable to Harpo in accordance with paragraph 13(a) of this Agreement.

        (B) Notwithstanding any other provision of this subparagraph (d), either KW or Harpo may, if it so elects, terminate KW's prospective obligations to make the payments required under clauses (i), (ii) or (iii) above, effective on not less than 30 days' prior written notice. In such event, KW shall, notwithstanding the provisions of the first sentence of clause (iv)(A) above, resume payments of Harpo's *************** following the effective date of such termination in accordance with paragraph 13(a) of this Agreement, subject to KW's rights of recoupment as set forth in this Agreement.

        (v) In the event of Winfrey's death, or if there occurs an incapacity or refusal or other failure by Winfrey to perform in the Series that entitles KW to invoke its rights under paragraph 18 of this Agreement, ***************
*********

Alternatively, if, after giving effect to the accounting of       with respect
to Fourth *******************


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            Period Episodes rendered by KW with respect to all periods through and including the period ending August 31, 1990, KW has recouped less than the entire amount of *********** to the extent so unrecouped, shall be payable by Harpo within ten (10) days following Harpo's receipt of such accounting."

        2. Harpo hereby confirms that the provisions of paragraph 11 of the Agreement fully apply to the payments contemplated by this amendment.

        3. Except as modified hereby, the Agreement remains in full force and effect.

                                                Very truly yours,

                                                KING WORLD PRODUCTIONS, INC.


                                                By: /s/ Stephen W. Palley
                                                    ------------------------
                                                    Stephen W. Palley
                                                    Chief Operating Officer

ACCEPTED AND AGREED:

HARPO, INC.


By: /s/ Oprah Winfrey
    ------------------------
    Oprah Winfrey, President


        I hereby confirm that all of the representations, warranties and agreements made by me in the acknowledgement, dated January 30, 1987, apply to the foregoing letter agreement.

Dated:    11/8/89                               /s/ Oprah Winfrey
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